Exhibit 10.5

PREPARED BY AND WHEN RECORDED OR FILED, PLEASE RETURN TO:

Phyllis Y. Young
Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street, 44th Floor
Houston, Texas 77002

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER

ASSIGNMENT OF NET PROFITS INTEREST TERMINATION AGREEMENT

THE STATE OF CALIFORNIA	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF KERN	§

     THIS ASSIGNMENT OF NET PROFITS INTEREST TERMINATION AGREEMENT (this “Agreement”) is made and entered into effective as of the Effective Date (as defined herein), by and between DAYBREAK OIL AND GAS, INC., a Washington corporation (“Daybreak”) and WELL WORKS, LLC, a Utah limited liability company (“Well Works”).

WITNESSETH:

     WHEREAS, Daybreak, as Assignor, and Well Works, as Assignee, entered into that certain Assignment of Net Profits Interest (the “Assignment”) dated and effective as of 7:00 a.m. Houston, Texas time on September 17, 2010 whereby Daybreak assigned to Well Works an interest (the “Net Profits Interest”) in the oil and gas produced from certain leases constituting the Subject Properties (as defined therein) measured by and equivalent to two percent (2%) of the Net Profits (as defined therein) realized by Daybreak from such production, which leases and the lands thereunder are more particularly described on Exhibit A attached hereto;

     WHEREAS, Daybreak and Well Works have agreed to terminate the Assignment in accordance with the terms hereof.

     NOW, THEREFORE, for and in consideration of the releases, agreements, covenants and undertakings set forth herein, the parties hereto hereby agree as follows:

     1.       Effective as of 11:59 p.m., Los Angeles, California time on October 31, 2011 (the “Effective Date”), the Assignment and each and every right, title, estate, privilege, appurtenance, agreement, obligation, representation, warranty and other provision contained in the Assignment, are hereby terminated and rendered null and void in all respects, and of no further force or effect whatsoever. WELL WORKS ON ITS OWN BEHALF AND ON BEHALF OF ANY AND ALL OTHER PARTIES CLAIMING BY THROUGH OR UNDER WELL WORKS, HEREBY WAIVES AND RELEASES EACH AND EVERY RIGHT, TITLE, INTEREST, ESTATE, AND/OR PRIVILEGE THEY HAVE OR MAY HAVE, AS OF THE EFFECTIVE DATE, ARISING OUT OF, CREATED UNDER OR BY VIRTUE OF THE ASSIGNMENT. AS OF THE EFFECTIVE DATE, WELL WORKS AND ANY AND ALL OTHER PARTIES CLAIMING BY, THROUGH OR UNDER WELL WORKS OR THE ASSIGNMENT SHALL HAVE NO FURTHER RIGHT, TITLE OR INTEREST IN AND TO THE NET PROFITS INTEREST.

     2.       The signatories hereto hereby represent that they have full and complete authority to bind their respective parties to this Agreement, and that no other consent is necessary or required in order for the signatories to execute this Agreement.

     3.       This Agreement constitutes the entire agreement of the parties hereto, regarding the particular matters set forth herein, supersedes all other prior agreements, representations and covenants, written or oral, with respect thereto and may not be varied or amended except by a writing signed by both of the parties hereto.

     4.       This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective predecessors, heirs, beneficiaries, legal and personal representatives, successors and assigns.

     5.       Daybreak and Well Works hereby agree that this Agreement shall be recorded in the real property records of Kern County, California.

     6.       THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER STATE ARE MANDATORILY APPLICABLE.

     7.       This Agreement may be executed in counterpart signature pages, which when taken together with the signature of both parties, shall constitute a complete original.

[Signatures Follow]

2

EXECUTED effective as of the Effective Date.

                                     DAYBREAK OIL AND GAS, INC.

By:	/s/ JAMES F. WESTMORELAND
Name:	James F. Westmoreland
Title:	President and CEO

             WELL WORKS, LLC

By:	/s/ ERIC B. HALE
Name:	Eric B. Hale
Title:	Managing Member

[ACKNOWLEDGMENTS FOLLOW]

STATE OF TEXAS	§
§
COUNTY OF GALVESTON	§

This document was acknowledged before me on October 31, 2011, by JAMES F. WESTMORELAND, of DAYBREAK OIL AND GAS, INC., on behalf of said corporation.

/s/ CLARA C. STILL
Notary Public in and for the State of Texas

My commission expires:	Clara C. Still
12-14-12	Notary’s Printed Name

STATE OF UTAH	§
§
COUNTY OF SALT LAKE	§

     This document was acknowledged before me on October 31, 2011, by ERIC B. HALE, of WELL WORKS, LLC, on behalf of said limited liability company.

/s/ LINDA RINO
Notary Public in and for the State of Utah

My commission expires:	Linda Rino
2-1-2015	Notary’s Printed Name

EXHIBIT A

Attached to and made a part of that certain Assignment of Net Profits Interest Termination Agreement

Leases